Exhibit 23.7

CONSENT OF QUALIFIED PERSON

I, Fleur Muller, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Fleur Muller
Name:	Fleur Muller, MAusIMM
Title:	Superintendent Strategic Modelling Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Ashley Grant, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Ashley Grant
Name:	Ashley Grant, MAusIMM
Title:	Superintendent Geophysics and Geochemistry Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Anastasia Balueva, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Anastasia Balueva
Name:	Anastasia Balueva, MAusIMM
Title:	Superintendent Mine Planning Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Alex Greaves, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Alex Greaves
Name:	Alex Greaves, MAusIMM
Title:	Superintendent Mine Planning Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Chris Burke, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Chris Burke
Name:	Chris Burke, MAusIMM (CP)
Title:	Superintendent Mine Planning Western Australia Iron Ore
BHP